Property, equipment and leasehold improvement, net	6 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
Property, equipment and leasehold improvement, net

5. Property, equipment and leasehold improvement, net

The following is a summary of property, equipment and leasehold improvement, net:

	December 31, 2025	June 30, 2026
	RMB	RMB
Leasehold improvement	3,740	3,964
Furniture and office equipment	1,104	1,100
Electronic equipment and others	3,870	3,680
Total property, equipment and leasehold improvement	8,714	8,744
Less: accumulated depreciation	(7,883)	(7,851)
Property, equipment and leasehold improvement, net	831	893

Depreciation expenses were RMB0.3 million and RMB0.2 million for the six months ended June 30, 2025 and 2026, respectively. No impairment charge was recognized for any of the periods presented.

CHECHE GROUP INC.

NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(CONTINUED)

(All amounts in thousands, except for share and per share data)